SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 27, 1996

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

                    (AS DEPOSITOR UNDER THE TRUST AGREEMENT,
          DATED AS OF SEPTEMBER 30, 1996, PROVIDING FOR THE ISSUANCE OF
                       TRUST CERTIFICATES, SERIES 1996-4)

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            333-14225                         41-6419825
--------                            ---------                         ----------
(State or Other Jurisdiction       (Commission                  (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

Seven World Trade Center
New York, New York                                                       10048
------------------------------                                        ----------
(Address of Principal                                                 (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659

================================================================================

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

             20.1 Salomon Brothers Mortgage Securities VII, Inc. Trust Certificates, Series 1996-4, Statement to
                     Certificateholders dated 11/27/96

             20.2 Prudential Home Mortgage Securities Company, Inc. Mortgage Pass-Through Certificates, Series 1994-8, Statement to Certificateholders dated 11/25/96

             20.3 GE Capital Mortgage Services, Inc. REMIC Multi-Class Pass-Through Certificates, Series 1994-11, Statement to Certificateholders dated 11/25/96

             20.4 CWMBS, Inc., Mortgage Pass-Through Certificates, Series 1993-5, Statement to Certificateholders dated 11/25/96

             20.5 Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1993-S34, Statement to Certificateholders dated 11/25/96


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 30, 1996
                                  SALOMON BROTHERS MORTGAGE SECURITIES VII, INC. by First Trust National Association, as Trustee for Salomon Brothers Mortgage Securities VII, Inc. Trust Certificates, Series 1996-4.

                                  By:      /s/ Eve Kaplan
                                      ----------------------------------
                                  Name:    Eve Kaplan
                                  Title:   Vice President
                                  Company: First Trust National Association


                                INDEX TO EXHIBITS
                                -----------------

  Exhibit                         Description
  -------                         -----------
   20.1 Salomon Brothers Mortgage Securities VII, Inc. Trust Certificates, Series 1996-4, Statement to Certificateholders dated 11/27/96

   20.2 Prudential Home Mortgage Securities Company, Inc. Mortgage Pass-Through Certificates, Series 1994-8, Statement to Certificateholders dated 11/25/96

   20.3 GE Capital Mortgage Services, Inc. REMIC Multi-Class Pass-Through Certificates, Series 1994-11, Statement to Certificateholders dated 11/25/96

   20.4 CWMBS, Inc., Mortgage Pass-Through Certificates, Series 1993-5, Statement to Certificateholders dated 11/25/96

   20.5 Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1993-S34, Statement to Certificateholders dated 11/25/96